EXHIBIT 10.48

                                ESCROW AGREEMENT

THIS ESCROW AGREEMENT ("Agreement") is made and entered into as of August 7, 2000 (the "Effective Date") by and among E*Comnetrix Inc. (formerly, USV Telemanagement, Inc.), a company incorporated under the laws of the Canada and having an office at 100 Shoreline Highway, Building B, Suite 386, Mill Valley, CA 94941 ("E*Comnetrix"), EXSTREAM DATA, INC., a California corporation having an office at 180 Grand Avenue, Suite 450, Oakland, California 94612 ("EXSTREAM"), the shareholders listed on Schedule A (the "Pooling Shareholders"), and Joseph Karwat, as the agent for the Pooling Shareholders ("Shareholders' Agent"), and Sanford H. Margolin (the "Escrow Agent").

                                    RECITALS

         WHEREAS, E*Comnetrix, EXSTREAM and certain shareholders of EXSTREAM, including the Pooling Shareholders (collectively, the "EXSTREAM Shareholders"), have entered into a Share Exchange Agreement dated as of August 7, 2000 (the "Exchange Agreement"), pursuant to which E*Comnetrix will exchange common shares of E*Comnetrix (the "E*Comnetrix Shares") in exchange for shares of EXSTREAM ("EXSTREAM Shares") held by the EXSTREAM Shareholders; and

         WHEREAS, the Exchange Agreement contemplates the establishment of an escrow arrangement to secure the indemnification obligations of the Pooling Shareholders related to the Perell Claims (as defined below) and the execution and delivery of this Agreement; and

         WHEREAS, the Exchange Agreement requires pursuant to Section 1.3 of the Exchange Agreement that a portion of the E*Comnetrix Shares issuable to the Pooling Shareholders shall be held in Escrow (the "Escrow Amount") to compensate E*Comnetrix for any damages pursuant to the indemnification obligation of the Pooling Shareholders related to the Perell Claims; and

         WHEREAS, pursuant to Section 10 of this Agreement, the Pooling Shareholders have appointed Joseph Karwat to serve as Shareholders' Agent for, among other things, all matters set forth in this Agreement; and

         WHEREAS, this Agreement sets forth the basis on which the Escrow Agent will receive and hold, and make disbursements from, the Escrow Fund (as defined below) and the duties for which the Escrow Agent will be responsible.

                                    AGREEMENT

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Exchange Agreement, a copy of which is attached hereto.

     (a) "Damages" shall mean any and all losses, costs, damages, third-party claims, liabilities and expenses, including, without limitation, reasonable legal fees arising out of the Perell Claims, settlement of the Perell Claims or breach of this Agreement.

     (b) "Costs" shall mean any and all costs, expenses, and legal fees arising out of the Perell Claims, settlement of the Perell Claims or breach of this Agreement.

     (c) "Escrow Agent" shall mean Sanford H. Margolin, or such other successor agent as may be selected under the terms set forth in Section 9.
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     (c)  "Escrow  Fund"  shall  mean that the  1,400,000  Escrowed  Shares,  as provided for in Section 1.3 of the Exchange Agreement.

     (d) "Judgment" shall mean a final, non-appealable determination and award of damages, whether in law or in equity, rendered by a court of competent jurisdiction related to the Perell Claims.

     (e) "Perell Claims" shall mean (a) any and all claims arising out of the complaint filed by William S. Perell in the Superior Court of California, County of Alameda (No. 826985-0) and (b) any and all manner of action and causes of action, suits, debts, dues, accounts, contracts, agreements, judgments, claims and demands whatsoever brought by William S. Perell, whether in law or in equity, which now exist or may subsequently arise based on facts or circumstances in existence on the Time of Closing.

     (f) "Shareholders' Agent" shall mean Joseph Karwat, or such successor as may be selected under the terms set forth in Section 10.

2.       Escrow.


     (a) Escrow. The Pooling Shareholders agree to place into escrow with the Escrow Agent a total 1,400,000 E*Comnetrix Shares, in the numbers set forth beside such shareholder's name on Schedule A, out of the number of E*Comnetrix Shares otherwise issuable to such Pooling Shareholders pursuant to Section 1.1 of the Exchange Agreement, for the purposes of satisfying any indemnification, compensation or reimbursement in which an Indemnified Person (as defined below) may be entitled to under
          Section 3(a).

     (b) Shares Placed in Escrow. Within ten (10) days of the Effective Date, E*Comnetrix shall issue certificates for a total of 1,400,000 E*Comnetrix Shares registered in the name of the Escrow Agent as nominee for each of the Pooling Shareholders, in accordance with
          Section 2(a), to be held in escrow in accordance with this Agreement. The portion of the Escrow Fund contributed on behalf of each Pooling Shareholder shall be as set forth on Schedule A, and such E*Comnetrix Shares shall be beneficially owned by such Pooling Shareholder, subject to the terms of this Agreement. The E*Comnetrix Shares being held in escrow pursuant to this Agreement (the "Escrow Shares") shall constitute the Escrow Fund with respect to the indemnification and other obligations of EXSTREAM and, where applicable, the Pooling Shareholders related to Damages or Judgments arising out of the Perell Claims. The Escrow Fund shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto.

     (c) Acceptance. The Escrow Agent agrees to accept delivery of the Escrow Fund, to hold the Escrow Fund in an escrow account (the "Escrow Account"), and to disburse the Escrow Shares in accordance with the terms and procedures set forth in this Agreement.

     (d) Dividends. E*Comnetrix and each of the Pooling Shareholders agree among themselves, for the benefit of E*Comnetrix and the Escrow Agent, that any securities or other property distributable (whether by way of dividend, stock split or otherwise) in respect of or in exchange for any Escrow Shares prior to final distribution shall be deposited with and held by the Escrow Agent in the Escrow Account. Notwithstanding the preceding sentence, ordinary cash dividends will be paid by E*Comnetrix directly to the Pooling

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          Shareholders and not to the Escrow Agent.  Unless and until the Escrow
          Agent shall actually receive such additional securities or other property, it may assume without inquiry that the Escrow Shares currently being held by it in the Escrow Account are all that the Escrow Agent is required to hold. At the time any Escrow Shares are required to be released from the Escrow Account to any Indemnified Person pursuant to this Agreement, any securities or other property previously received by the Escrow Agent in respect of or in exchange for such Escrow Shares shall be released from the Escrow to such Indemnified Person.

     (e) Voting. Each Pooling Shareholder shall be deemed the record holder of, and shall have voting rights with respect to the E*Comnetrix Shares contributed to the Escrow Fund by such Pooling Shareholder (and on any voting securities and other equity securities added to the Escrow Fund in respect of Escrow Shares).

     (f) Transferability. The Escrow Shares shall not be assignable or transferable, other than by operation of law or with the prior written consent of E*Comnetrix and the Shareholders' Agent. No transfer of any of such interests by operation of law shall be recognized or given effect until E*Comnetrix and the Escrow Agent shall have received written notice of such transfer.

     (g)  Piggyback Registration Rights

          The Escrow Shares shall not be subject to any Piggyback Registration Rights which have been or will be granted to any Pooling Shareholder.

     (h) Fractional Shares. No fractional E*Comnetrix Shares shall be retained in or released from the Escrow Account pursuant to this Agreement. In connection with any release of Escrow Shares from the Escrow Account, E*Comnetrix and the Escrow Agent shall "round down" in order to avoid retaining any fractional share in the Escrow Account and in order to avoid releasing any fractional share from the Escrow Account. When shares are "rounded down," no cash-in-lieu payments will be made.

3.       Indemnification for Perell Claims.

     (a) Subject to the limitations set forth in this Agreement, from and after the Closing Date, the Pooling Shareholders will indemnify and hold harmless E*Comnetrix and EXSTREAM, and their officers, directors, employees, agents and representatives (each, an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all Damages, Settlements and Judgments arising out of the Perell Claims ("Indemnified Obligations"). Each Indemnified Person shall act in good faith and in a commercially reasonable manner to mitigate any Damages it may suffer, regardless of whether the damages threshold contained in Section 3(b) has been attained.

     (b) The Pooling Shareholders, E*Comnetrix and EXSTREAM acknowledge that E*Comnetrix shall have the right to settle the Perell Claims on behalf of the Indemnified Persons ("Settlement"), and that 150,000 Escrowed Shares shall be immediately available for the purposes of settling Costs and 200,000 Escrowed Shares shall be immediately available for the purposes of settling such Perell Claims, in whole or in part, and any Damages related to the Perell Claims, except that no Escrowed Shares shall be available for the purposes of settling the Perell Claims until such time as the Indemnified Persons have incurred at minimum $30,000 in Costs. The Pooling Shareholders,

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

          E*Comnetrix and EXSTREAM also acknowledge that the Escrow Fund shall be used to indemnify the Indemnified Persons for any and all Judgments related to the Perell Claims. Therefore, the Indemnified Persons shall be entitled to immediate indemnification from the Pooling Shareholders hereunder (i) to the extent the aggregate amount of Damages suffered by such Indemnified Person does not exceed an amount equal to the value of 350,000 Escrowed Shares and (ii) to the full extent of any Judgment related to the Perell Claims regardless of the amount of such Judgment, not withstanding the foregoing the limit of the Indemnification Obligations of the Pooling Shareholders shall not exceed the Escrow Fund. In the absence of a Judgement, if the aggregate amount of Damages suffered by all of the Indemnified Persons exceeds an amount equal to the value of 350,000 Escrowed Shares, an Indemnified Person shall be entitled to indemnification from the Pooling Shareholders only if there is not Claim Objection pursuant to
          Section 4(c) within ten calendar days of delivering an Officer's Certificate related to Damages.

     (c) The Indemnified Person may not receive any shares from the Escrow Fund with respect to the indemnification obligations of the Pooling Shareholders set forth in Section 3(a) unless and until an Officer's Certificate or Certificates (as defined in Section 4(a) below) has been delivered to the Escrow Agent as provided in Section 4(a) below and such amount is determined pursuant to Section 3(b) and the terms of this Agreement to be payable.

4. Administration of Escrow Account. Except as otherwise provided herein, the Escrow Agent shall administer the Escrow Account as follows:

     (a) Claims Upon Escrow Fund. If any Indemnified Person has or claims to have incurred or suffered damages for which it is or may be entitled to indemnification, compensation or reimbursement under Section 3(a), such Indemnified Person may deliver a certificate signed by any officer of E*Comnetrix (an "Officer's Certificate") to the Escrow Agent. Upon receipt by the Escrow Agent of an Officer's Certificate, specifying in reasonable detail the individual items of such Damages, Settlement or Judgment, the amount, the date each such item was paid or properly accrued or arose, the nature the claim, expense, payments, costs or other losses to which such item is related, the Escrow Agent shall, subject to the provisions of Section 3(b), deliver to the Indemnified Person out of the Escrow Fund, as promptly as practicable, Escrowed Shares or other assets held in the Escrow Fund having a value equal to such Damages with respect to the indemnification obligations of the Pooling Shareholders. At the time of delivery of any Officer's Certificate to the Escrow Agent, a duplicate copy of such Officer's Certificate shall be delivered to the Shareholders' Agent.

     (b) Valuation. For the purpose of compensating the Indemnified Person for its Damages pursuant to this Agreement, the Escrowed Shares in the Escrow Fund shall be valued at US$1.00 per share.

     (c) Objection to Claims. In the event the aggregate number of Escrowed Shares to be issued pursuant to claims for Damages made under Section 3(a), including the claim for Damages set forth in such Officer's Certificate, exceeds 350,000 Escrowed Shares, the Escrow Agent, for a period of ten days, shall make no delivery of Escrowed Shares unless the Escrow Agent shall have received written authorization from the Shareholders' Agent to make such delivery. After the expiration of such ten day period, the Escrow Agent shall make delivery of the Escrowed Shares or other property in the Escrow Fund,

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

          provided that no such payment or delivery may be made if the Shareholders' Agent shall object in a written statement to the claim made in the Officer's Certificate (a "Claim Objection") as set forth below in Section 4(d), and such statement shall have been delivered to the Escrow Agent and to the Indemnified Person prior to the expiration of such ten day period. Notwithstanding the foregoing, the Pooling Shareholders acknowledge that no Claim Objection shall be made with respect to any Judgment.


     (d) Delivery of Claim Objection. Within ten calendar days after receipt by the Shareholders' Agent of an Officer's Certificate in which the aggregate number of Escrowed Shares to be issued pursuant to claims for Damages made under Section 3(a), including the claim for Damages set forth in such Officer's Certificate, exceeds 350,000 Escrowed Shares, the Shareholders' Agent may deliver to the Escrow Agent and the Indemnified Person who delivered the Officer's Certificate a Claim Objection in which the Shareholders' Agent: (i) agrees that a whole number of Escrow Shares having a value equal to the full claimed Damages may be released from the Escrow Account to the Indemnified Person; (ii) agrees that Escrow Shares having a value equal to part, but not all, of the claimed Damages (the "Agreed Amount") may be released from the Escrow Account to the Indemnified Person or (iii) indicates that no part of the claimed Damages may be released from the Escrow Account to the Indemnified Person. Any part of the claimed Damages that is not to be released to the Indemnified Person shall be the "Contested Amount." If a Claim Objection is not received by the Escrow Agent within such ten calendar day period, then the Shareholders' Agent shall be deemed to have agreed that Escrow Shares having a value equal to the full claimed Damages may be released to the Indemnified Person from the Escrow Account, and such payment shall be deemed to be made in full satisfaction of the claim described in such Officer's Certificate. The Escrow Agent shall promptly following the receipt of the Claim Objection deliver Escrow Shares having a value equal to the Agreed Amount or, if the Escrow Agent has not received a Claim Objection, promptly following the expiration of the ten calendar day period, deliver to such Indemnified Person such Escrow Shares having a value equal to the full claimed amount.

     (e) Response to Claim Objection. In case the Shareholders' Agent shall deliver a Claim Objection to the Escrow Agent and the Indemnified Person, the Indemnified Person shall have ten days to respond in a written statement to the objection of the Shareholders' Agent. If after such ten day period there remains a dispute as to any claims, the Shareholders' Agent and Indemnified Person shall attempt in good faith for ten days to agree upon the rights of the respective parties with respect to each of such claims. If the Shareholders' Agent and Indemnified Person should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the Escrowed Shares or other property from the Escrow Fund in accordance with the terms thereof.

     (f) Arbitration of Claim Objection. If the Shareholders' Agent and the Indemnified Person are unable to resolve the dispute relating to any Contested Amount within ten business days after the delivery of the Claim Objection, then the claim described in the Claim Objection may be settled by binding arbitration in Marin County, California (or such other place as the disputing parties may agree), in accordance with the Commercial Arbitration Rules then in effect of the American
          Arbitration Association (the "AAA Rules") upon 15 calendar days' notice from either party to the other. Arbitration will be

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          conducted by three arbitrators;  one selected by E*Comnetrix within 15 calendar days of such notice, one selected by the Shareholders' Agent within 15 calendar days of such notice and the third selected by the first two arbitrators. If E*Comnetrix or the Shareholders' Agent fails to select an arbitrator prior to the expiration of the 15 business day period referred to in the preceding sentence of this Section 4(f), then the other shall be entitled to select the second arbitrator. The parties agree to use all reasonable efforts to cause the arbitration hearing to be conducted within ninety (90) calendar days after the appointment of the last of the three arbitrators and to use all reasonable efforts to cause the arbitrators' decision to be furnished within ninety (90) calendar days after the appointment of the last of the three arbitrators. The parties further agree that discovery shall be completed at least 20 business days prior to the date of the arbitration hearing. The arbitrators' decision shall relate solely to whether the Indemnified Person is entitled to recover the Contested Amount (or a portion thereof), and the portion of such Contested
          Amount the Indemnified Person is entitled to recover. The final decision of the arbitrators shall be furnished to the Shareholders' Agent, the Indemnified Person and the Escrow Agent in writing and shall constitute a conclusive determination of the issue in question, binding upon the Indemnified Person and the Escrow Agent and shall not be contested by any of them. The Indemnified Person shall be deemed to
          be  the  non-prevailing   party  unless  the  arbitrators  award  such
          Indemnified Person more than one-half (1/2) the amount in dispute, plus any amounts not in dispute; otherwise, the Shareholders' Agent and the Pooling Shareholders shall be deemed to be the non-prevailing party. Subject to the next sentence, the non-prevailing party in any arbitration shall pay the reasonable expenses (including attorneys'
          fees) of the prevailing party, any additional reasonable fees and expenses (including reasonable legal fees) of the Escrow Agent, and the fees and expenses associated with the arbitration (including the
          arbitrators'   fees  and  expenses).   Any  amounts   payable  by  the
          Shareholders' Agent and the Pooling Shareholders hereunder shall be paid solely out of Escrow Shares.

     (g) The Escrow Agent shall release Escrow Shares from the Escrow Account in connection with any Contested Amount within 5 business days after the delivery to it of: (i) a copy of a settlement agreement executed by the Indemnified Person and the Shareholders' Agent setting forth instructions to the Escrow Agent as to the number of Escrow Shares, if any, to be released from the Escrow Account, with respect to such Contested Amount or (ii) a copy of the award of the arbitrators referred to and as provided in Section 4(f) setting forth instructions to the Escrow Agent as to the number of Escrow Shares, if any, to be released from the Escrow Account, with respect to such Contested Amount.

     (h) Any Escrow Shares released from the Escrow Account to an Indemnified Person shall be deemed to reduce the Escrow Shares pro rata with respect to each Pooling Shareholder in accordance with each Pooling Shareholder's percentage interest in the Escrow Fund as set forth in Schedule A.

5.       Termination and Release of Escrow Shares.

     (a) In order for a termination of this Escrow Agreement to be effective the following conditions must be met: (i) (A) the full and complete satisfaction and settlement of any and all of the Perell Claims, to the satisfaction of the Indemnified Persons, or (B) a final Judgment has been rendered with respect to any and all Perell Claims and (ii) a portion of the Escrow Shares has been retained in the Escrow Fund, which, in the judgment of the Indemnified Person, and subject to the objection of the Shareholders' Agent and the subsequent arbitration of the matter in the manner provided in Section 4(d) is an amount

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          necessary  to  satisfy  the  expected  Damages   attributable  to  any
          Settlement, Judgement or unsatisfied claims specified in any Officer's Certificate theretofore delivered to the Escrow Agent prior to termination of the Escrow Agreement with respect to facts and circumstances existing prior to expiration of the Escrow Agreement, until such claims have been resolved. This Escrow shall terminate upon the release by the Escrow Agent of the entire Escrow Fund in accordance with this Agreement (the "Termination").

     (b) Within five business days after the Termination, the Escrow Agent shall distribute or cause the stock transfer agent for the E*Comnetrix Shares to distribute to each of the Pooling Shareholders at such Pooling Shareholder's address set forth on Schedule A such Pooling Shareholder's pro-rata portion of the Escrow Shares then held in escrow and based on the percentage interests in the Escrow Fund set forth in Schedule A.

     (c) The Escrow Agent is not the stock transfer agent for the E*Comnetrix Shares. Accordingly, if a distribution of a number of E*Comnetrix Shares less than all of the Escrow Shares is to be made, the Escrow Agent must requisition the appropriate number of shares from such stock transfer agent, delivering to it the appropriate stock certificate. For the purposes of this Agreement, the Escrow Agent shall be deemed to have delivered E*Comnetrix Shares to the Pooling Shareholder entitled to it when the Escrow Agent has delivered such certificate to such stock transfer agent with instructions to deliver it to the appropriate Pooling Shareholder. Distributions of E*Comnetrix Shares shall be made to E*Comnetrix or the Pooling Shareholders, as appropriate, at the addresses described in Section 11.

     6. Stock Splits. All numbers contained in, and all calculations required to be made pursuant to, this Agreement shall be adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend or similar transaction effected by E*Comnetrix after the date hereof; provided, however, that the Escrow Agent shall have received notice of such stock split or other action and shall have received the appropriate number of additional E*Comnetrix Shares or other property. In the event of any such stock split or other similar occurrence, E*Comnetrix shall deliver to the Shareholders' Agent and the Escrow Agent a revised version of Exhibit A setting forth the new number of Escrow Shares held in the Escrow Fund. Unless and until the Escrow Agent receives the certificates representing additional E*Comnetrix Shares or other property, the Escrow Agent may assume without inquiry that no such stock or other property has been or is required to be issued with respect to Escrow Shares.

     7. Fees and Expenses. Upon the execution of this Agreement by all parties hereto and the initial deposit of the Escrow Fund in the Escrow Account, fees and expenses, in accordance with Schedule B attached hereto, will be payable to the Escrow Agent. This Escrow Agent fee will be paid the Escrow Agent on an annual basis until the Escrow is terminated. In accordance with Schedule B attached hereto, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses, incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement. All such fees and expenses shall be paid directly by the Pooling Shareholders. The Escrow Agent shall be entitled to deduct any unpaid fees and expenses from the Escrow Account.

8.       Limitation of Escrow Agent's Liability.


     (a) The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document notwithstanding their being referred to herein or attached hereto as an exhibit. The Escrow Agent shall not be liable except for the performance of such duties as are

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          specifically set forth in this Agreement,  and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it to be genuine and duly authorized, nor for any other action or inaction except for its own willful misconduct or negligence. In all questions arising under this Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages.

     (b) The Pooling Shareholders, jointly and severally, hereby agree to indemnify the Escrow Agent, its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder. This right of indemnification shall survive the termination of this Agreement, and the resignation of the Escrow Agent. The costs and expenses of enforcing this right of indemnification shall also be paid by the Pooling Shareholders.

9. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the parties to this Agreement. Such resignation shall take effect not less than 30 calendar days after it is given to all parties hereto. E*Comnetrix may appoint a successor Escrow Agent reasonably acceptable to the Shareholder Agent. The successor Escrow Agent shall execute and deliver to the retiring Escrow Agent and the other parties hereto an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from E*Comnetrix as to the transfer of the Escrow Fund to a successor escrow agent.

10. Shareholders' Agent. By virtue of their execution and delivery of this Agreement, the Pooling Shareholders have approved the indemnification and escrow terms set forth herein and agreed to appoint Robert Dumper as the initial
Shareholders' Agent, subject to change by a majority of the Pooling Shareholders, to give and receive notices and communications, to authorize delivery to E*Comnetrix of E*Comnetrix Shares, cash or other property from the Escrow Fund, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand dispute resolution pursuant to
Section 4(c), (d), (e) and (f) of this Agreement and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of the Shareholders' Agent for the accomplishment of the foregoing subject to the prior approval by a majority vote of the following Pooling Shareholders each of which has the following number of votes; Joseph Karwat, two votes; William Reed, one vote; Eric Karlson, one vote; Robert Dumper, one vote, notwithstanding the foregoing the Shareholder's Agent shall be authorized to take any and all actions necessary to comply with orders of courts and awards of arbitrators without the prior approval by a majority vote of the named Pooling Shareholders. The Shareholders' Agent shall not be responsible for any act done or omitted hereunder as Shareholders' Agent while acting in good faith and in the exercise of reasonable judgment. The Shareholders' Agent shall be held harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Shareholders' Agent and arising out of or in connection with the acceptance or administration of the

Shareholders'  Agent's  duties  hereunder,  including  the  reasonable  fees and
expenses  of  any  legal  counsel  or  other   professionals   retained  by  the
Shareholders' Agent.

11. Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered personally or by commercial mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the address or facsimile telephone number set forth below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

         To the Escrow Agent:

                           1970 Broadway Ste. 1200
                           Oakland, California 94612
                           Attention:  Sanford H. Margolin
                           Telephone:  (510) 451-4114
                           Facsimile:  (510) 451-4115

         To E*Comnetrix:

                           Mark M. Smith
                           President
                           Telephone:  866. 326.6638
                           Facsimile:  415.331.9855

                           To the Pooling Shareholders at the addresses set forth beside each Pooling Shareholder's name on Schedule A.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, or on the date five calendar days after dispatch by certified or registered mail if mailed, in each case delivered or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevised direction from such party given in accordance with this Section. Any address or addressee specified above may be changed by notice to the other parties in accordance with this Section.

The Escrow Agent may assume that any Officer's Certificate, Claim Objection or other notice of any kind required to be delivered to the Escrow Agent and any other person has been received by such other person if it has been received by the Escrow Agent, but the Escrow Agent need not inquire into or verify such receipt. Notices or communications to or from the Shareholders' Agent shall constitute notice to or from each of the Pooling Shareholders .

12.      Miscellaneous.

          (a) Headings. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

          (b) Counterparts. This Agreement may be executed by facsimile in several counterparts, including counterparts by facsimile, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

          (c) Governing Law and Venue. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws), and the parties agree that any action relating to this Agreement shall be instituted and prosecuted in the court of the County of Marin, State of California, and each party waives the right to change of venue.

          (d) Successors and Assigns This Agreement shall be binding upon each of the parties hereto and each of their respective permitted successors and assigns, if any. No Pooling Shareholder may assign such Pooling Shareholder's rights under this Agreement without the express prior written consent of E*Comnetrix, provided, however, that (i) upon the death of a Pooling Shareholder, such Pooling Shareholder's rights under this Agreement shall be transferred to the person(s) who receive such Pooling Shareholder's E*Comnetrix Shares under the laws of descent and distribution and (ii) a Pooling Shareholder may assign such Shareholder's rights under this Agreement to any organization qualified under Section 501(c)(3) of the Internal Revenue Code to which the Shareholder transfers E*Comnetrix Shares or in connection with an estate planning transaction. Nothing in this Agreement is intended to confer, or shall be deemed to confer, any rights or remedies upon any person or entity other than the parties hereto and their permitted successors and assigns. This Agreement shall inure to the benefit of: the Shareholders' Agent and the Pooling Shareholders; E*Comnetrix; Escrow Agent and the respective successors and assigns, if any, of the foregoing.

          (e) Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          (f) Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the party or parties against whom the same is to be enforced; provided, however, that any amendment duly executed and delivered by the Shareholders' Agent shall be deemed to have been duly executed and delivered by all of the Pooling Shareholders and provided further however, that E*Comnetrix may amend this Agreement solely to add additional parties to Exhibit A upon execution of a counterpart signature page of this Agreement.

          (g) Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

          (h) Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

          (i) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

          (j) Tax Reporting Information and Certification of Tax Identification Numbers.


               (i) The parties hereto agree that, for tax reporting purposes, all interest, dividends or other income, if any, attributable to the Escrow Shares or any other amount held in escrow by the Escrow Agent pursuant to this Agreement shall be allocable to the Pooling Shareholders in accordance with their percentage interests in the Escrow Fund set forth in Exhibit A.

               (ii) Each of the Pooling Shareholders agree to provide the Escrow
                    Agent with certified tax identification numbers for each of them by furnishing appropriate forms W-9 (or Forms W-8, in the case of non-U.S. persons) and any other forms and documents that the Escrow Agent may reasonably request (collectively, "Tax Reporting Documentation") to the Escrow Agent within 30 calendar days after the date hereof. The parties hereto understand that, if such Tax Reporting Documentation is not so certified to the Escrow Agent, the Escrow Agent shall be required by the Internal Revenue Code, as it may be amended from time to time, to withhold a portion of any interest, dividend or other income earned on the investment of monies or other property held by the Escrow Agent pursuant to this Agreement.

          (k) Construction. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED & DELIVERED                 )
by Joseph Karwat in the presence of:       )
                                           )
___________________________________        )
Signature of Witness                       )
                                           )    Joseph Karwat
Name:                                      )
       --------------------------------
                                           )
Address:                                   )
          -----------------------------
                                           )
----------------------------------------   )
Occupation:                                )
             --------------------------


SIGNED, SEALED & DELIVERED by               )
Jacob Butcher in the presence of:           )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )   Jacob Butcher
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
----------------------------------------    )
Occupation:                                 )
             ---------------------------


SIGNED, SEALED & DELIVERED by               )
Robert Dumper in the presence of:           )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )   Robert Dumper
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------

SIGNED, SEALED & DELIVERED by               )
Golda Gorokin Morganster in the presence of:)
                                            )
________________________________________    )
Signature of Witness                        )
                                            )  Golda Gorokin Morganster
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------

SIGNED, SEALED & DELIVERED by               )
Robert Hoffman in the presence of:          )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )   Robert Hoffman
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------


SIGNED, SEALED & DELIVERED by               )
Alec Karlson in the presence of:            )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )   Alec Karlson
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------

SIGNED, SEALED & DELIVERED by               )
Eric Karlson in the presence of:            )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )  Eric Karlson
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------


SIGNED, SEALED & DELIVERED by               )
James Moore in the presence of:             )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )   James Moore
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------

SIGNED, SEALED & DELIVERED by               )
William Reed in the presence of:            )
                                            )
________________________________________    )
Signature of Witness                        )
                                            )   William Reed
Name:                                       )
       ---------------------------------
                                            )
Address:                                    )
          ------------------------------
                                            )
-----------------------------------------   )
Occupation:                                 )
             ---------------------------

EXECUTED by Exstream Data, Inc. by:


/s/ [Illegible]
Joseph Karwat
President



EXECUTED by E*Comnetrix Inc.


/s/ [Illegible]
Mark Smith
President


EXECUTED by Escrow Agent


/s/ [Illegible]
Sanford H Margolin

Schedule A


--------------------------------------------------------------------------------
SHAREHOLDER     ESCROWED SHARES        ADDRESS            PRO RATA PERCENTAGE
                                                        INTEREST IN ESCROW FUND
--------------------------------------------------------------------------------
                                326 Camille Ct. Apt#2           0.39%
Jacob Butcher       5,438       Mountain View, CA 94040
--------------------------------------------------------------------------------
Robert Dumper      32,630       51 StarKnoll Place              2.33%
                                Oakland, CA  94618
--------------------------------------------------------------------------------
                                2505 East Ave. #508             1.32%
Golda Morganster   18,490       Rochester, NY 14610
--------------------------------------------------------------------------------
Robert Hoffman     13,596       109 Via Sevilla                 0.97%
                                Redondo Beach, CA 90277
--------------------------------------------------------------------------------
Alec Karlson        1,088       8433 South Side Blvd #1814      0.07%
                                Jacksonville, FL 32256
--------------------------------------------------------------------------------
Eric Karlson      130,520       617 Baywood Rd.                 9.32%
                                Almeda, CA 94502
--------------------------------------------------------------------------------
                                1868 Drake St.                 63.89%
Joseph Karwat     894,529       Oakland, CA 94611
--------------------------------------------------------------------------------
James Moore         5,438       868 Beryl St.                   0.39%
                                San Diego, CA 92109
--------------------------------------------------------------------------------
                                935 Blemer Rd.                 21.31%
William Reed      298,271       Danville, CA 94526
--------------------------------------------------------------------------------

Schedule B

Escrow Fees and Expenses

NONE